SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2001



                          LAS AMERICAS BROADBAND, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Colorado
                      -------------------------------------
                 (State or other jurisdiction of incorporation)


                  0-13338                                84-0853869
                  -------                                ----------
        (Commission File Number)             (IRS Employer Identification No.)


               20031 Valley Boulevard, Tehachapi, California 93561
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (661) 822-1030


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.
------   ---------------------------------------------

         Hollander, Lumer & Co. LLP ("HLC") was the independent accounting firm for Las Americas Broadband, Inc., a Colorado corporation (the "Company"), for the fiscal year ended December 31, 1999. Effective February 16, 2001, HLC merged with the accounting firm of Good Swartz Brown & Berns LLP ("GSBB"), as a result of which GSBB became the successor entity to HLC. As a result of this merger, GSBB subsequently acquired most of the accounting practice of HLC and became the independent accountants for the Company effective March 29, 2001. HLC did not issue an audit opinion on the Company's financial statements for the fiscal year ended December 31, 2000 prior to its merger with GSBB.

         Prior to GSBB becoming the independent accountants for the Company, neither the Company, nor anyone on its behalf, consulted with GSBB regarding either the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement or event as defined in Item 304(a)(1)(iv) of Regulation S-B.

         HLC audited the Company's financial statements for the fiscal year ended December 31, 1999. HLC's reports for this fiscal year did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the period from January 1, 1999 to December 31, 1999 and the period from January 1, 2000 to March 29, 2001 there were no disagreements with HLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HLC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements. In addition, there were no such events as described under Item 304 (a) (i) (iv)(B) of Regulation S-B during such periods.

         The Company has provided HLC with a copy of the disclosures it is making herein in response to Item 304 (a) Regulation S-B, and has requested that HLC provide its response letter, addressed to the United States Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-B, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of HLC's letter is attached as an exhibit to this Current Report on Form 8-K.

         The Company has provided GSBB with a copy of the disclosures it is making in response to Item 304(a)(2) of Regulation S-B, and GSBB has indicated that no response letter will be forthcoming.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   ------------------------------------------------------------------

         (a)        Financial statements of business acquired: Not Applicable.

         (b)        Pro forma financial statements: Not Applicable.

         (c)        Exhibits:

         Exhibit
         Number            Description
         ------            -----------

         16.1 Letter from Hollander, Lumer & Co. LLP addressed to the United States Securities and Exchange Commission.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LAS AMERICAS BROADBAND, INC.



Date:    April 6, 2001                  By: /s/ Richard G. Lubic
                                           -------------------------------------
                                            Name:  Richard G. Lubic
                                            Title: President and Chief Executive
                                                   Officer

                                  EXHIBIT INDEX
                                  -------------

                Exhibit
                Number          Description
                ------          -----------

                16.1 Letter dated April 6, 2001, from Hollander, Lumer & Co, LLP addressed to the United States Securities and Exchange Commission.


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